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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               January 19, 1999
                               ----------------
               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
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            (Exact name of registrant as specified in its charter)

                   Delaware              1-7725           36-2687938
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             (State of incorporation)  (Commission      (IRS Employer
                                         File No.)    Identification No.)

               6111 North River Road, Rosemont, Illinois  60018
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             (Address of principal executive offices)  (Zip code)

                                (847) 698-3000
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              Registrant's telephone number, including area code
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

     1.1 Distribution Agreement dated January 19, 1999 by and among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities LLC, Salomon Smith Barney Inc. and Warburg Dillon Read LLC, as Agents.

     4.1 Senior Debt Indenture dated December 15, 1998 between The Fuji Bank and Trust Company, as trustee, and the Company.

     4.2  Form of Series H Fixed Rate Medium-Term Note.

     4.3  Form of Series H Floating Rate Medium-Term Note.

     5.1 Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant, relating to the legality of the Registrant's Medium-Term Notes, Series H.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMDISCO, INC.


Date: January 19, 1999              By:  /s/ Philip A. Hewes
                                        --------------------------------
                                        Name: Philip A. Hewes
                                             ---------------------------
                                        Its:  Senior Vice President
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